PROFIT APPROPRIATION	12 Months Ended
Dec. 31, 2012
Distribution Of Profit [Abstract]
PROFIT APPROPRIATION
13.	PROFIT APPROPRIATION

Pursuant to laws applicable to entities incorporated in the PRC, PRC subsidiaries such as Sunergy Nanjing, Sunergy Shanghai, SST, NRE, China Sunergy (Yangzhou) Co., Ltd and Hami Huiteng Electrics Co., Ltd are prohibited from distributing their statutory capital and must make appropriations from PRC GAAP after-tax profit to other non-distributable reserve funds. These reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires annual appropriation of 10% of after tax profit (as determined under accounting principles generally accepted in the PRC at each year-end); the appropriation to the other fund are at PRC subsidiaries' discretion. These reserve funds can only be used for specific purposes of enterprise expansion and staff bonus and welfare and are not distributable as cash dividends, loans or advances to the Company and amounted to RMB49.4 million ($7.9 million) as of December 31, 2011 and 2012. Due to a net loss in 2011 and 2012, PRC subsidiaries made no appropriation to other non-distributable reserve funds. In addition, due to restrictions on the distribution of share capital from the Company's PRC subsidiaries, the PRC subsidiaries share capital of RMB1,789.2 million ($284.6 million) at December 31, 2012 is considered restricted. As a result of these PRC laws and regulations, as of December 31, 2012, approximately RMB 1,838.6 million ($292.5 million) is not available for distribution to the Company by its PRC subsidiaries in the form of dividends, loans or advances.